UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                                 March 30, 2006
                                ----------------

                     Keystone Consolidated Industries, Inc.
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             (Exact name of Registrant as specified in its charter)

     Delaware                         1-3919                     37-0364250
------------------               ------------------           -----------------
 (State or other                    (Commission                 (IRS Employer
 jurisdiction of                    File Number)                Identification
  incorporation)                                                      No.)

5430 LBJ Freeway, Suite 1740, Dallas, Texas                        75240-2697
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  (Address of principal executive offices)                         (Zip Code)

               Registrant's telephone number, including area code
                                 (972) 458-0028
                                 --------------

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]     Written  communications  pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

[   ]     Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
          Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
          Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.


(a) In connection with finalizing the preparation of the Company's consolidated financial statements for the year ended December 31, 2005, the Company determined that cash overdrafts, which currently would be financed by borrowings under the Company's revolving credit facility, and cash receipts which would be applied against the revolving credit facility, were improperly classified as part of accounts payable. Under accounting principles generally accepted in the United States of America ("GAAP"), such cash overdrafts should have been classified as part of the current portion of long-term debt. In addition, the relative changes in such cash overdrafts were improperly included in the determination of cash flows from operating activities, while under GAAP relative changes in such cash overdrafts should have been included in the determination of cash flows from financing activities.

As a result, the Company's consolidated financial statements as of December 31, 2003 and 2004, and for the years ended December 31, 2002, 2003 and 2004, in each case as reflected in the Company's 2004 Annual Report on Form 10-K filed with the Commission on February 13, 2006 ("Original Form 10-K"), were misstated as follows:
     o Accounts payable and the current portion of long-term debt at December 31, 2003 were each misstated by $1.2 million.
     o Accounts payable and the current portion of long-term debt at December 31, 2004 were each misstated by $2.7 million ($3.8 million of cash receipts net of $1.1 million of cash overdrafts).
     o Cash flows from operating and financing activities for the year ended December 31, 2002 were each misstated by $63,000.
     o Cash flows from operating and financing activities for the year ended December 31, 2003 were each misstated by $221,000.
     o Cash flows from operating and financing activities for the year ended December 31, 2004 were each misstated by $3.9 million.

As a result of these misstatements, on March 30, 2006, management of the Company and the Company's audit committee determined the Company's previously-issued consolidated financial statements as of December 31, 2003 and 2004 and for the years ended December 31, 2002, 2003 and 2004 included in the Original Form 10-K should no longer be relied upon. The Company will include restated consolidated financial statements as of December 31, 2004 and for the years ended December 31, 2003 and 2004 in its 2005 Annual Report on Form 10-K ("2005 Form 10-K"), to be filed with the Commission concurrently with the filing of this Current Report on Form 8-K. The Company has not previously issued any consolidated financial statements for its 2004 or 2005 interim periods. The Company will file its 2005 Quarterly Reports on Form 10-Q for its 2005 and corresponding 2004 interim periods concurrently with the filing of this Current Report on Form 8-K.

Attached hereto as Exhibit 99.1 are selected consolidated balance sheet data of the Company as of December 31, 2003 and 2004, and selected consolidated statement of cash flow data of the Company for the years ended December 31, 2002, 2003 and 2004, in each case as previously reported in the Original Form 10-K, (ii) adjustments to such consolidated financial statement data to reflect the effect of this restatement and (iii) such consolidated financial statement data, as restated.


As of December 31, 2005, the Company did not maintain effective controls over the presentation and classification of cash overdrafts. Specifically, effective controls were not designed and in place to ensure that cash overdrafts were properly classified as indebtedness in the Company's consolidated balance sheet, and that changes in its cash overdrafts were properly included in the determination of cash flows from financing activities. This control deficiency resulted in the restatement of the Company's 2002, 2003 and 2004 annual consolidated financial statements and audit adjustments to both its 2004 interim consolidated financial statements and its annual and interim 2005 consolidated financial statements. This control deficiency could result in a misstatement of the aforementioned accounts that would result in a material misstatement to the Company's annual or interim consolidated financial statements that would not be prevented or detected.

Accordingly, management of the Company determined that this control deficiency constitutes a material weakness.

As a result of the material weakness described above, the Company will conclude that its disclosure controls and procedures as defined by Rules 13a-15(e) and 15d-15(e) of the Securities Exchange Act of 1934, as amended, were not effective as of December 31, 2005.

In order to remediate this material weakness, in March 2006 the Company revised the recurring reclassification journal entry used in the preparation of its consolidated balance sheet to properly classify the amount of any cash overdrafts as part of the current portion of long-term debt. In addition, the Company intends to institute quarterly and annual close procedures, to be implemented for the first time for the quarter ending March 31, 2006, to ensure
(i) that an adequate review of the Company's balance sheet and statement of cash flow consolidation occurs each period and (ii) the continued appropriateness of the reclassification journal entry to classify bank overdrafts as part of the current portion of long-term debt.

The Company's management and audit committee have discussed the matters disclosed in this Form 8-K with the Company's independent registered public accounting firm, PricewaterhouseCoopers LLP.

Item 9.01         Financial Statements and Exhibits.

          (c)      Exhibits.

  Item No.                Exhibit Index
 ----------    ----------------------------------------

   99.1* Unaudited selected consolidated balance sheet data of the Company as of December 31, 2003 and 2004, and selected consolidated statement of cash flow data of the Company for the years ended December 31, 2002, 2003 and 2004.

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*  Filed herewith.



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         Keystone Consolidated Industries, Inc.
                                    (Registrant)




                         By:    /s/ Bert E. Downing, Jr.
                                ----------------------------
                                Bert E. Downing, Jr.
                                Vice President,  Chief  Financial  Officer,
                                Corporate  Controller and Treasurer



Date:  March 31, 2006

                                INDEX TO EXHIBITS


Exhibit No.                         Description
-----------         --------------------------------------------------

  99.1* Unaudited selected consolidated balance sheet data of the Company as of December 31, 2003 and 2004, and selected consolidated statement of cash flow data of the Company for the years ended December 31, 2002, 2003 and 2004.